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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  August 18, 2003


                        CARRINGTON LABORATORIES, INC.
            (Exact name of registrant as specified in is charter)

            Texas                  0-11997               75-1435663
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)       Identification No.)


                            2001 Walnut Hill Lane
                            Irving, Texas   75038
        (Address, including zip code, of principal executive offices)

     Registrant's telephone number, including area code:  (972) 518-1300


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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                        CARRINGTON LABORATORIES, INC.
                                   FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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 Item 4.   Changes in Registrant's Certifying Accountant.

           On August 18, 2003, the Audit Committee of the Board of Directors of Carrington Laboratories, Inc. (the "Registrant") dismissed the Registrant's current independent public accountants, Ernst & Young LLP ("E&Y"). This dismissal followed the Audit Committee's decision to seek proposals from other independent auditors to audit the Registrant's consolidated financial statements for its fiscal year ended December 31, 2003.

           On August 18, 2003, the Audit Committee of the Board of Directors of the Registrant engaged Grant Thornton LLP ("Grant Thornton") as the Registrant's independent auditors with respect to the audit of the Registrant's consolidated financial statements for its fiscal year ended December 31, 2003.

           During the Registrant's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the dismissal of E&Y, there was no disagreement between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of E&Y on the consolidated financial statements of the Registrant as of and for the last two fiscal years ended December 31, 2002 neither contained any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Registrant's two most recent fiscal years ended December 31, 2002, and during the subsequent interim period preceding the dismissal of E&Y, the Registrant has not consulted with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

           The Registrant requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of that letter, dated August 28, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.


 Item 7.   Financial Statements and Exhibits.

           (c)  Exhibits.  The following exhibit is filed with this document:

                Item           Exhibits
                ----           --------
                16.1           Letter from Ernst & Young LLP to the
                               Securities and Exchange Commission dated
                               August 28, 2003.


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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CARRINGTON LABORATORIES, INC.



 Date:     August 28, 2003       By:  /s/ Robert W. Schnitzius
                                 ------------------------------------------
                                 Robert W. Schnitzius
                                 Vice President and Chief Financial Officer

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                         INDEX TO EXHIBITS

      Item
      Number           Exhibit
      ------           -------
      16.1             Letter from Ernst & Young LLP to the Securities and
                       Exchange Commission dated August 28, 2003.